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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 20, 2001 relating to the consolidated financial statements and financial statement schedule, which appear in J. D. Edwards & Company's Annual Report on Form 10-K for the year ended October 31, 2001.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
June 13, 2002